                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 1, 1997 to March 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of April, 1997.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997

                             CUSIP#'S 393505-PG1,PH9,PJ5PK2,PL0,PM8
                             TRUST ACCOUNT #80-4145500
                             REMITTANCE DATE: 4/15/97
                                                 Total $                 Per $1,000
                                                Amount                    Original
                                              -------------            --------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                           $6,681,369.22

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                         0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                      6,681,369.22

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Remittance Rate(6.00%)           6.00%
         b. Class A-1 Interest                   184,041.71                3.22880193
         c. Class A-2 Remittance Rate(6.30%)           6.30%
         d. Class A-2 Interest                   168,000.00                5.25000000
         e. Class A-3 Remittance Rate(6.50%)           6.50%
         f. Class A-3 Interest                   270,833.33                5.41666660
         g. Class A-4 Remittance Rate(6.80%)           6.80%
         h. Class A-4 Interest                   442,000.00                5.66666667
         i. Class A-5 Remittance Rate(7.10%)           7.10%
         j. Class A-5 Interest                   100,583.33                5.91666647
         k. Class A-6 Remittance Rate(7.65%)           7.65%
         l. Class A-6 Interest                 1,093,950.00                6.37500000
     (3) Amount applied to:
         a. Unpaid Class A Interest Shortfall           .00                       .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 2

                                 CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                                 TRUST ACCOUNT #80-4145500
                                 REMITTANCE DATE: 4/15/97
                                                   Total $              Per $1,000
                                                   Amount                Original
                                                 ------------           -----------
(4)Remaining:
          a. Unpaid Class A Interest
              Shortfall                                   .00                  .00

B.  Principal
    (5) Formula Principal Distribution
         Amount                                  2,742,794.22               N/A
        a. Scheduled Principal                     559,831.31               N/A
        b. Principal Prepayments                 1,562,171.22               N/A
        c. Liquidated Contracts                    256,456.25               N/A
        d. Repurchases                                    .00               N/A
        e. Current Month Advanced Principal      1,011,786.38               N/A
        f. Prior Month Advanced Principal         (647,450.94)              N/A

    (6)   Pool Scheduled Principal Balance     458,077,333.76
    (6b)  Adjusted Pool Principal Balance      457,065,547.38          952.21989038
    (6c)  Pool Factor                              0.95221989
    (7)   Unpaid Class A Principal Shortfall
           (if any) following prior Remittance date       .00
    (8)   Class A Percentage for such Remittance
           Date                                         92.17%
    (9)   Class A Percentage for the following
           Remittance Date                              92.12%


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 3

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 4/15/97
                                                                       Total $               Per $1,000
                                                                       Amount                 Original
                                                                  ------------------      ----------------

  (10) Class A Principal Distribution:
       a. Class A-1                                                     2,742,794.22           48.11919684
       b. Class A-2                                                              .00                   .00
       c. Class A-3                                                              .00                   .00
       d. Class A-4                                                              .00                   .00
       e. Class A-5                                                              .00                   .00
       f. Class A-6                                                              .00                   .00

  (11)  Class A-1 Principal Balance                                    34,065,547.38          597.64118211
  (11a)      Class A-1 Pool Factor                                         .59764118

  (12)  Class A-2 Principal Balance                                    32,000,000.00          1000.0000000
  (12a)       Class A-2 Pool Factor                                       1.00000000

  (13)  Class A-3 Principal Balance                                    50,000,000.00          1000.0000000
  (13a)       Class A-3 Pool Factor                                       1.00000000

  (14)  Class A-4 Principal Balance                                    78,000,000.00          1000.0000000
  (14a)       Class A-4 Pool Factor                                       1.00000000

  (15)  Class A-5 Principal Balance                                    17,000,000.00          1000.0000000
  (15a)       Class A-5 Pool Factor                                       1.00000000

  (16)  Class A-6 Principal Balance                                   171,600,000.00          1000.0000000
  (16a)       Class A-6 Pool Factor                                       1.00000000


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 4

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 4/15/97

(17)   Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                                                 .00

   C.  Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

       (18) 31-59 days                           3,637,752.39               103

       (19) 60 days or more                      4,430,018.49               106

       (20) Current Month Repossessions            940,410.74                36

       (21) Repossession Inventory               2,327,430.54                83

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

       (22) Average Sixty-Day Delinquency Ratio Test

            (a) Sixty-Day Delinquency Ratio for current Remittance Date     .97%

            (b) Average Sixty-Day Delinquency Ratio (arithmetic
                average of ratios for this month and two preceding
                months; may not exceed 3.5%)                                .83%

       (23) Average Thirty-Day Delinquency Ratio Test

            (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .79%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 5

                                             CUSIP#'S 393505-
                                             PG1,PH9,PJ5PK2,PL0,PM8
                                             TRUST ACCOUNT #80-4145500
                                             REMITTANCE DATE: 4/15/97

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .77%

    (24) Cumulative Realized Losses Test
         (a)  Cumulative Realized Losses for the current Remittance
              Date (as a percentage of Cut-off Date Pool Principal
              Balance; may not exceed 5.5% from June 1, 2000 to
              May 31, 2001, 6.5% from June 1, 2001 to May 31,
              2002, 8.5% from June 1, 2002 to May 31, 2003 and
              and 9.5% thereafter)                                          .02%

    (25) Current Realized Losses Test
         (a) Current Realized Losses for current Remittance Date      62,158.69

         (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                          .06%

    (26) Class M-1 Principal Balance Test
         (a) The sum of Class M-1 Principal Balance and Class B
             Principal Balance (before distributions on current
             Remittance Date) divided by Pool Scheduled Principal
             Balance as of preceding Remittance Date (must equal
             or exceed 25.5%)                                             16.18%

    (27) Class B Principal Balance Test
         (a) Class B Principal Balance (before any distributions
             on current Remittance Date) as of such Remittance date
             greater than $7,437,576.00                                     .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 6

                                             CUSIP#'S 393505-
                                             PG1,PH9,PJ5PK2,PL0,PM8
                                             TRUST ACCOUNT #80-4145500
                                             REMITTANCE DATE: 4/15/97

        (b) Class B Principal Balance (before any distributions
            on current Remittance Date) divided by pool Scheduled
            Principal Balance as of preceding Remittance Date is
            equal to or greater than 11.25%                                7.83%

CLASS M1 CERTIFICATES
---------------------
(28) Amount available (including Monthly
      Servicing Fee)                                   1,679,166.63

A.   Interest
(29) Aggregate interest
     a.   Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                                             7.70%
     b.   Class M-1 Interest                             246,400.00   6.41666667

(30) Amount applied to Class M-1 Interest
      Deficiency Amount                                         .00            0

(31) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                         .00            0

(32) Amount Applied to:
     a.   Unpaid Class M-1 Interest Shortfall                   .00            0

(33) Remaining:
     a.   Unpaid Class M-1 Interest Shortfall                   .00            0

B.   Principal
(34) Formula Principal Distribution Amount                      .00          N/A
     a. Scheduled Principal                                     .00          N/A
     b. Principal Prepayments                                   .00          N/A
     c. Liquidated Contracts                                    .00          N/A
     d. Repurchases                                             .00          N/A

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 7

                                              CUSIP#'S 393505-
                                              PG1,PH9,PJ5PK2,PL0,PM8
                                              TRUST ACCOUNT #80-4145500
                                              REMITTANCE DATE: 4/15/97

(35)  Class M-1 Principal Balance              38,400,000.00       1000.00000000
(35a) Class M-1 Pool Factor                       1.00000000
(36)  Class M-1 Percentage for such Remittance
       Date                                              .00%

                                                Total $              Per $1,000
                                                Amount                Original
                                              -----------           -----------
(37)  Class M-1 Principal Distribution:
      a. Class M-1  (current)                         .00            0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                         .00
(38)     Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance Date   .00
(39)     Class M-1 Percentage for the following
         Remittance Date                              .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                          1,432,766.63
(2)  Class B-1 Remittance Rate (7.70% unless
     Weighted Average Contract Rate is below 7.70%)                        7.70%

(3)  Aggregate Class B1 Interest               123,200.00            6.41666667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                            .00                   .00

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 8

                                             CUSIP#'S 393505-
                                             PG1,PH9,PJ5PK2,PL0,PM8
                                             TRUST ACCOUNT #80-4145500
                                             REMITTANCE DATE: 4/15/97

(5)  Remaining unpaid Class B1
     Interest Shortfall                                      .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                       .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                       .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                .00

(8a) Class B Percentage for such Remittance Date             .00


                                                      Total $      Per $1,000
                                                      Amount        Original
                                                    ----------    ------------

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(10a) Class B1 Principal Shortfall                         .00

(10b) Unpaid Class B1 Principal Shortfall                  .00

(11)  Class B Principal Balance                  36,000,000.00

(12)  Class B1 Principal Balance                 19,200,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                  1,309,566.63

(14)  Class B-2 Remittance Rate (8.10%
       unless Weighted Average Contract
       Rate is less than 8.10%)                           8.10%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                     Page 9

                                                 CUSIP#'S 393505-
                                                 PG1,PH9,PJ5PK2,PL0,PM8
                                                 TRUST ACCOUNT #80-4145500
                                                 REMITTANCE DATE: 4/15/97

(15) Aggregate Class B2 Interest                       113,400.00   6.75000000

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                    .00          .00

(17) (Remaining Unpaid Class B2 Interest Shortfall            .00          .00

(18) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                .00

(19) Class B2 Principal Liquidation Loss Amount               .00

(20) Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                    .00

(21) Guarantee Payment                                        .00

(22) Class B2 Principal Balance                     16,800,000.00

                                                 Total  $          Per $1,000
                                                  Amount            Original
                                                ----------        ------------

(23)Monthly Servicing Fee (Deducted from
    Certificate Account balance to arrive at
    Amount Available if the Company or Green
    Tree Financial Corporation is not the
    Servicer; deducted from funds remaining
    after payment of Class A Distribution
    Amount, Class M-1 Distribution Amount,
    Class B-1 Distribution Amount and Class
    B-2 Distribution Amount; if the Company
    or Green Tree Financial Corporation
    is the Servicer)                            191,856.58

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                   MARCH 1997
                                    Page 10

                                                CUSIP#'S 393505-
                                                PG1,PH9,PJ5PK2,PL0,PM8
                                                TRUST ACCOUNT #80-4145500
                                                REMITTANCE DATE: 4/15/97

(24) 3% Guarantee Fee                              1,004,310.05

(25) Class C Residual Payment                               .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                        .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                        .00

(28) Repossessed Contracts                           940,410.74

(29) Repossessed Contracts Remaining
     in Inventory                                  2,327,430.54

(30) Weighted Average Contract Rate                    10.42415